JPMorgan Funds - Pacholder High Yield Fund, Inc
Rule 10f-3 Transactions
For the period from July 1, 2013 to December 31, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/22/2013
Issuer MPH Intermediate Holding Company 2 (MLTPLN 8.375% August 1, 2018 144A)
Cusip 553322AA
Bonds 115,000
Offering Price $100.000
Spread 1.30%
Cost $115,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.85%
Syndicate Members BofA Merril lYnch, Barclays, Credit Suisse, Goldman Sachs, JPMorgan,
Fund Pacholder High Yield Fund
Trade Date 7/23/2013
Issuer Kodiak Oil & Gas Corp (KOG 5.50% February 1, 2022 144A)
Cusip 50015QAG
Bonds 93,000
Offering Price $100.000
Spread 1.75%
Cost $93,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.86%
Syndicate Members BMO Capital, Credit Suisse, KeyBanc, RBC, Scotia Capital, Wells Fargo, Capital One Southcoast, Citigroup, Comerica, Deutsche Bank, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, SunTrust Robisnon Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 7/24/2013
Issuer Gannett Co., Inc (GCI 5.125% July 15, 2020 144A)
Cusip 364725AX
Bonds 62,000
Offering Price $98.566
Spread 1.47%
Cost $61,111
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, SunTrust Robinson Humphrey, US Bancorp, Fifth Third, PNC, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 7/29/2013
Issuer Sirius XM Radio Inc (SIRI 5.75% August 1, 2021 144A)
Cusip 82967NAN
Bonds 162,000
Offering Price $100.000
Spread 1.13%
Cost $162,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.11%
Syndicate Members Citigroup, Credit Agricole, Deutsche Bank, JPMorgan, BofA Merrill Lynch, Morgan Stanley, SunTrust Robinson Humphrey, Barclays, BNP Paribas, RBC, Wells Fargo, BMO Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 7/31/2013
Issuer LSB Industries (LXU 7.75% August 1, 2019 144A)
Cusip 502160AK
Bonds 264,000
Offering Price $100.000
Spread 1.49%
Cost $264,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 16.93%
Syndicate Members BofA Merrill Lynch, JPMorgan, Wells Fargo, Sterne Agee & Leach
Fund Pacholder High Yield Fund
Trade Date 7/31/2013
Issuer WCI Communities Inc (WCIC 6.875% August 15, 2021 144A)
Cusip 92923CAU
Bonds 80,000
Offering Price $100.000
Spread 1.75%
Cost $80,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.87%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 8/1/2013
Issuer Healthcare Technology Intermediate, Inc. (RX 7.375% September 1, 2018 144A)
Cusip 42225XAA
Bonds 162,000
Offering Price $100.000
Spread 1.75%
Cost $162,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.28%
Syndicate Members Bof A Merrill Lynch, Barclays, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/5/2013
Issuer Cemex SAB De CV (CEMEX 6.50% December 10 2019 144A)
Cusip 151290BJ
Bonds 200,000
Offering Price $100.000
Spread 0.40%
Cost $200,000
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 3.19%
Syndicate Members BNP Paribas, Credit Agricole, HSBC, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 8/6/2013
Issuer ConvaTec Finance International S.A. (CONVAT 8.25% January 15, 2019 144A)
Cusip 21244VAA
Bonds 245,000
Offering Price $99.000
Spread 0.96%
Cost $242,550
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.64%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, DnB ASA, Natixis
Fund Pacholder High Yield Fund
Trade Date 8/7/2013
Issuer DreamWorks Animation SKG, Inc. (DWA 6.875% August 15, 2020 144A)
Cusip 26153CAA
Bonds 95,000
Offering Price $100.000
Spread 2.00%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.06%
Syndicate Members Bof A Merrill Lynch, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo, Loop Capital
Fund Pacholder High Yield Fund
Trade Date 8/8/2013
Issuer Halcon Resources Corporation (HKUS 9.25% February 15, 2022 144A)
Cusip 40537QAE
Bonds 140,000
Offering Price $100.000
Spread 1.75%
Cost $140,000
Dealer Executing Trade BMO Capital Market
% of Offering  purchased by firm 7.78%
Syndicate Members BMO Capital, Barclays, JPMorgan, Wells Fargo, Capital One Southcoast, Comerica, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, ING Bank, KeyBanc, Natixis, RBC, Scotia Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 8/12/2013
Issuer Boise Cascade Company (BCC 6.375% November 1, 2020 144A)
Cusip 09739DAB
Bonds 50,000
Offering Price $103.500
Spread 1.50%
Cost $51,750
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 17.50%
Syndicate Members BofA Merrill Lynch, JPNorgan, US bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/12/2013
Issuer RR Donnelley & Sons Company (RRD 7.00% February 15, 2022)
Cusip 257867AZ
Bonds 75,000
Offering Price $100.000
Spread 1.47%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.91%
Syndicate Members Citigroup, JPMorgan, BofA Merrill Lynch, US Bancorp, Comerica, Fifth Third, Mitsubishi UFJ, Morgan Stanley, PNC Capital, TD Securities, Wedbush Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 8/12/2013
Issuer Windstream Corporation (WIN 7.75% October 1, 2021 144A)
Cusip 97381WBA
Bonds 90,000
Offering Price $103.500
Spread 1.75%
Cost $93,150
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 6.48%
Syndicate Members BNP Paribas, Citigroup, Goldman Sachs, JPMorgan, RBC, RBS
Fund Pacholder High Yield Fund
Trade Date 9/4/2013
Issuer Sprint Corporation (S 7.25% September 15, 2021 144A)
Cusip 85207UAA
Bonds 82,000
Offering Price $100.000
Spread 1.50%
Cost $82,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, Scotia Bank, Wells Faro, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 9/4/2013
Issuer Sprint Corporation (S 7.875% September 15, 2023 144A)
Cusip 85207UAB
Bonds 83,000
Offering Price $100.000
Spread 1.50%
Cost $83,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, Scotia Bank, Wells Faro, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 9/10/2013
Issuer Oasis Petroleum Inc (OAS 6.875% March 15, 2022 144A)
Cusip 674215AF
Bonds 180,000
Offering Price $100.000
Spread 1.38%
Cost $180,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.11%
Syndicate Members Citigroup, JPMOrgan, RBC, Wells Fargo, BB&T, BBVA, Bosc, Capital One Southcoast, CIBC, Comerica, HSBC, ING, Johnson Rice, RBS, Regions, Simmons, UBS, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 4.50% September 15, 2020)
Cusip 92343VBQ
Bonds 39,000
Offering Price $99.870
Spread 0.40%
Cost $38,949
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.84%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund Pacholder High Yield Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 5.15% September 15, 2023)
Cusip 92343VBR
Bonds 63,000
Offering Price $99.676
Spread 0.45%
Cost $62,796
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.24%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund Pacholder High Yield Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 6.55% September 15, 2043)
Cusip 92343VBT
Bonds 37,000
Offering Price $99.883
Spread 0.75%
Cost $36,957
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund Pacholder High Yield Fund
Trade Date 9/12/2013
Issuer Activision Blizzard (ATVI 5.625% September 15, 2021 144A)
Cusip 00507VAC
Bonds 95,000
Offering Price $100.000
Spread 1.75%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.36%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Goldman Sachs, HSBC, Mitsubishi UFJ, Mizuho, RBC, SunTrust Roninson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/12/2013
Issuer Activision Blizzard (ATVI 6.125% September 15, 2023 144A)
Cusip 00507VAE
Bonds 35,000
Offering Price $100.000
Spread 1.75%
Cost $35,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Goldman Sachs, HSBC, Mitsubishi UFJ, Mizuho, RBC, SunTrust Roninson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/12/2013
Issuer Diamondback Energy Inc (FANG 7.625% October 1, 2021 144A)
Cusip 25278XAA
Bonds 107,000
Offering Price $100.000
Spread 1.98%
Cost $107,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.61%
Syndicate Members Credit Suisse, Wells Fargo, JPMorgan, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/13/2013
Issuer JBS USA LLC and JBS USA Finance (JBSSBZ 7.25% June 1, 2021)
Cusip 466112AL
Bonds 118,000
Offering Price $99.500
Spread 0.75%
Cost $117,410
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, RBC, Wells Fargo, Societe Generale, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/19/2013
Issuer Siriux XM Radio Inc (SIRI 5.875% October 1, 2020 144A)
Cusip 82967NAQ
Bonds 50,000
Offering Price $100.000
Spread 1.13%
Cost $50,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.38%
Syndicate Members Bank America Merril lynch, Barclays, Citigroiup, Deutsche Bank, JPMorgan, Morgan Stanley, RBC, BMO, BNP Paribas, Credit Agricole, RBS, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/20/2013
Issuer Hilton Worldwide Finance (HLT 5.625% October 15, 2021 144A)
Cusip 432891AC
Bonds 175,000
Offering Price $100.000
Spread 1.25%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.34%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill lYnch, Morgan Stanley, Wells Fargo, Barclays, Blackstone, Citigroup, Credit Suisse, HSBC, Macquarie Capital, Mitsubishi UFJ, RBS
Fund Pacholder High Yield Fund
Trade Date 9/20/2013
Issuer The Nielsen Company (NLSN 5.50% October 1, 2021 144A)
Cusip 65410CAA
Bonds 50,000
Offering Price $100.000
Spread 1.50%
Cost $50,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.95%
Syndicate Members Citigroiup. Goldman Sachs, JPMorgan, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/24/2013
Issuer ADT Corporation (ADT 6.25% October 15, 2021 144A)
Cusip 00101JAJ
Bonds 135,000
Offering Price $100.000
Spread 1.25%
Cost $135,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.33%
Syndicate Members Citigroup, Deutsche bank, Goldman Sachs, JPMorgan, BNY Mellon, Bank America Merrill Lynch, Barclays, Credit Suisse, Morgan Stanley, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 9/24/2013
Issuer CPG Merger Sub LLC (COMPOL 8,00% October 1, 2021 144A)
Cusip 12626CAA
Bonds 22,000
Offering Price $100.000
Spread 2.25%
Cost $22,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.16%
Syndicate Members Barclays, Citigroup, Deutsche Bnak, JPMorgan, RBS, UBS
Fund Pacholder High Yield Fund
Trade Date 9/26/2013
Issuer Gannett Co Inc (GCI 6.375% October 15, 2023 144A)
Cusip 364725AZ
Bonds 155,000
Offering Price $99.086
Spread 1.49%
Cost $153,583
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.83%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, Mizuho, Standard Chartered, US Bancorp, Capital One, Comerica, Fifth Third, PNC, Raymond James, RBS, SMBC, TD Securities
Fund Pacholder High Yield Fund
Trade Date 9/26/2013
Issuer MEG Energy Corporation (MEGCN 7.00% March 31, 2024 144A)
Cusip 552704AC
Bonds 230,000
Offering Price $100.000
Spread 1.50%
Cost $230,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.97%
Syndicate Members Barclays, BMO, Credit Suisse, CIBC, HSBC, JPMorgan, Morgan Stanley, RBC, TD Securities
Fund Pacholder High Yield Fund
Trade Date 9/26/2013
Issuer Sinclair Television Group (SBGI 6.375% November 1, 2021 144A)
Cusip 829259AP
Bonds 85,000
Offering Price $100.000
Spread 1.50%
Cost $85,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.68%
Syndicate Members Deutsche Bank, JPMorgan, SunTrust Robinson Humphrey, RBC, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/27/2013
Issuer Forum Energy Technologies Inc (FET 6.25% October 1, 2021 144A)
Cusip 34984VAA
Bonds 55,000
Offering Price $100.000
Spread 2.00%
Cost $55,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.82%
Syndicate Members Bof A merrill Lynch,. Citigroup, Deutsche Bank, JPMorgan, Wells Fargo, Comerica, HSBC
Fund Pacholder High Yield Fund
Trade Date 9/27/2013
Issuer Caesars Entertainment Resort Property (CZR 8.00% October 1, 2020 144A)
Cusip 699742AA
Bonds 425,000
Offering Price $100.000
Spread 1.29%
Cost $425,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 10.38%
Syndicate Members Bof A Merrill Lynch, Citigroup, Cedit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Macquarie, Morgan Stanley, UBS
Fund Pacholder High Yield Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.464% April 28, 2019)
Cusip 87264AAC
Bonds 65,000
Offering Price $102.000
Spread 0.13%
Cost $66,300
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.07%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.633% April 28, 2021)
Cusip 87264AAD
Bonds 130,000
Offering Price $100.000
Spread 0.13%
Cost $130,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.69%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.836% April 28, 2023)
Cusip 87264AAE
Bonds 31,000
Offering Price $98.000
Spread 0.13%
Cost $30,380
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.68%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.731% April 28, 2022)
Cusip 87264AAG
Bonds 105,000
Offering Price $99.000
Spread 0.13%
Cost $103,950
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/21/2013
Issuer Ferrellgas, L.P. and Ferrellgas Finance Corp. (FGP 6.75% January 15, 2022 144A)
Cusip 315292AN
Bonds 159,000
Offering Price $100.000
Spread 1.75%
Cost $159,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Bof A Merrill Lynch, JPMorgan, Wells Fargo, BMO, Capital One, Fifth Third, PNC, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 10/21/2013
Issuer Penn National Gaming Inc (PENN 5.875% November 1, 2021 144A)
Cusip 707569AP
Bonds 60,000
Offering Price $100.000
Spread 1.13%
Cost $60,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 3.63%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Fifth Third, Goldman Sachs, JPMorgan, Nomura, RBS, SunTRust Robinson Humphrey, UBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/22/2013
Issuer Crestwood Midstream Partners LP/Crestwood Finance Corp. (CMLP 6.125% March 1, 2022 144A)
Cusip 226373AG
Bonds 151,000
Offering Price $100.000
Spread 1.75%
Cost $151,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.29%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, JPMorgan, Morgan Stanley, RBC, RBS, SunTrust Robinson Humphrey, Wells fargo, Credit Suisse, Mitsubishi UFJ
Fund Pacholder High Yield Fund
Trade Date 10/23/2013
Issuer GLP Capital, L.P. and GLP Financing II, Inc. (PENN 4.875% November 1, 2020 144A)
Cusip 361841AC
Bonds 125,000
Offering Price $100.000
Spread 1.13%
Cost $125,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.32%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Fifth Third, Goldman Sachs, JPMorgan, Nomura, RBS, SunTRust Robinson Humphrey, UBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/24/2013
Issuer Antero Resources Finance (AR 5.375% November 1, 2021 144A)
Cusip 03674PAK
Bonds 70,000
Offering Price $100.000
Spread 1.25%
Cost $70,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.76%
Syndicate Members Barclays, Capital One, Credit Agricole. JPMorgan, Wells Fargo, BMO, Citigroup, Credit Suisse, Mitsubishi UFJ, BB&T, Comerica, Fifth Third, KeyBanc, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 10/28/2013
Issuer Freescale Semiconductor (FSL 6.00% January 15, 2022 144A)
Cusip 35687MAZ
Bonds 58,000
Offering Price $100.000
Spread 1.00%
Cost $58,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.42%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/28/2013
Issuer USG Corp (USG 5.875% November 1, 2021 144A)
Cusip 903293BC
Bonds 56,000
Offering Price $100.000
Spread 1.25%
Cost $56,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.68%
Syndicate Members Goldman Sachs, JPMorgan, Citigroup, Morgan Stanley, Samuel A Ramirez, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/29/2013
Issuer Navios Maritime Acquisition Corp (NNA 8.125% November 15, 2021 144A)
Cusip 63938MAD
Bonds 52,000
Offering Price $100.000
Spread 2.00%
Cost $52,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.94%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/30/2013
Issuer Level 3 Financing Inc (LVLT 6.125% January 15, 2021 144A)
Cusip 527298AX
Bonds 100,000
Offering Price $100.000
Spread 1.75%
Cost $100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 8.12%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, Jefferies & Co, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 11/6/2013
Issuer RR Donnelley & Sons Company (RRD 6.50% November 15, 2023)
Cusip 257867BA
Bonds 100,000
Offering Price $100.000
Spread 1.49%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.79%
Syndicate Members JPMorgan, BofA Merrill, Mitsubishi UFJ, Wells Fargo, Citigroup, Comerica, Evercore, Fifth Third, ING Financial, Loop Capital, Morgan Stanley, PNC, TD Securities, US bancorp, Wedbush Securities
Fund Pacholder High Yield Fund
Trade Date 11/7/2013
Issuer Rosetta Resources Inc (ROSE 5.875% June 1, 2022)
Cusip 777779AE
Bonds 329,000
Offering Price $100.000
Spread 1.50%
Cost $329,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.30%
Syndicate Members Citigroup, JPMorgan, Morgan Stanley, Wells Fargo, BMO Capital, Credit Suisse, BofA Merrill, Mitsubishi UFJ, RBC
Fund Pacholder High Yield Fund
Trade Date 11/12/2013
Issuer IAC/InteractiveCorp (IACI 4.875% November 30, 2018 144A)
Cusip 44919PAD
Bonds 35,000
Offering Price $100.000
Spread 1.13%
Cost $35,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.09%
Syndicate Members BofA Merrill, BNP Paribas, Goldman Scahs, JPMorgan, PNC, RBC
Fund Pacholder High Yield Fund
Trade Date 11/12/2013
Issuer Level 3 Financing Inc (LVLT FRN Jaunary 15, 2018 144A)
Cusip 527298AZ
Bonds 50,000
Offering Price $100.000
Spread 1.00%
Cost $50,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.75%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Jefferies, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 11/13/2013
Issuer Post Holdings Inc (POST 6.75% December 1, 2021 144A)
Cusip 737446AE
Bonds 75,000
Offering Price $100.000
Spread 1.50%
Cost $75,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.40%
Syndicate Members Barclays, Credit Suisse, Goldman Scahs, JPMorgan, Nomura, Rabo, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 11/15/2013
Issuer Valeant Pharmaceuticals (VRXCN 5.625% December 1, 2021 144A)
Cusip 91911KAD
Bonds 115,000
Offering Price $100.000
Spread 0.95%
Cost $115,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.75%
Syndicate Members BofA Merrill, Goldman Sachs, JPMorgan, Barclays, Citigroup, DNB Nor Markets, Morgan Stanley, RBC, SunTrust Robinson Humphrey, CIBC, DBS Bank, HSBC, Nitsubishi UFJ, TD Securities
Fund Pacholder High Yield Fund
Trade Date 11/18/2013
Issuer T-Mobile USA Inc (TMUS 6.125% January 15, 2022)
Cusip 87264AAH
Bonds 20,000
Offering Price $100.000
Spread 0.13%
Cost $20,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.92%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, RBS
Fund Pacholder High Yield Fund
Trade Date 11/18/2013
Issuer T-Mobile USA Inc (TMUS 6.50% January 15, 2024)
Cusip 87264AAJ
Bonds 20,000
Offering Price $100.000
Spread 0.13%
Cost $20,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, RBS
Fund Pacholder High Yield Fund
Trade Date 11/19/2013
Issuer US Concrete Inc (USCR 8.50% December 1, 2018 144A)
Cusip 90333LAJ
Bonds 70,000
Offering Price $100.000
Spread 2.00%
Cost $70,000
Dealer Executing Trade Jefferies LLC
% of Offering  purchased by firm 5.67%
Syndicate Members JPMorgan, Jefferies, Capital One, Mitsubishi UFJ
Fund Pacholder High Yield Fund
Trade Date 11/21/2013
Issuer Calumet Speciality Prod (CLMT 7.625% January 15, 2022 144A)
Cusip 131477AK
Bonds 80,000
Offering Price $98.494
Spread 1.75%
Cost $78,795
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.93%
Syndicate Members Barclays, JPMorgan, BofA Merrill, RBC, Deutsche Bank, Goldman Sachs, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/21/2013
Issuer LifePoint Hospitals Inc (LPNT 5.50% December 1, 2021 144A)
Cusip 53219LAL
Bonds 80,000
Offering Price $100.000
Spread 1.55%
Cost $80,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.54%
Syndicate Members BofA Merrill, Barclays, Citigroup, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 11/21/2013
Issuer Meritage Homes Corporation (MTH 7.15% April 15, 2020 144A)
Cusip 59001AAU
Bonds 32,000
Offering Price $106.699
Spread 1.61%
Cost $34,144
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.43%
Syndicate Members BofA Merrill, Citigroup, Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/2/2013
Issuer Aircastle Limited (AYR 4.625% December 15, 2018)
Cusip 00928QAL
Bonds 100,000
Offering Price $100.000
Spread 1.50%
Cost $100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 9.31%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 12/5/2013
Issuer Alcatel-Lucent USA Inc (ALUFP 4.625% July 1, 2017 144A)
Cusip 01377RAC
Bonds 200,000
Offering Price $99.593
Spread 0.54%
Cost $199,186
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.10%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/5/2013
Issuer NCR Escrow Corp (NCR 5.875% December 15, 2021 144A)
Cusip 628865AA
Bonds 15,000
Offering Price $100.000
Spread 1.25%
Cost $15,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.67%
Syndicate Members JPMorgan, BofA merrill Lynch, RBC, SunTrust Robinson Humphrey, Wells Fargo, BBVA, BNP Paribas, Fifth Third, HSBC, Mitsubishi UFJ, Mizuho, Santander
Fund Pacholder High Yield Fund
Trade Date 12/5/2013
Issuer NCR Escrow Corp (NCR 6.375% December 15, 2023 144A)
Cusip 628865AC
Bonds 40,000
Offering Price $100.000
Spread 1.25%
Cost $40,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.96%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBC Capital, SunTrust RobinsonHumphrey, Wells Fargo, BBVA, BNP Paribas, Fifth Third, HSBC, Mitsubishi UFJ, Mizuho, PNC
Fund Pacholder High Yield Fund
Trade Date 12/6/2013
Issuer Ultra Petroleum Corp (UPL 5.75% December 15, 2018 144A)
Cusip 903914AA
Bonds 80,000
Offering Price $100.000
Spread 1.72%
Cost $80,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.58%
Syndicate Members CIBC, Citigroup, Goldman Sachs, JPMorgan, Wells Fargo, BB&T, BBVA, Mitsubishi UFJ, RBC, SMBC, US bancorp
Fund Pacholder High Yield Fund
Trade Date 12/9/2013
Issuer Sprint Corp (S 7.125% June 15, 2024 144A)
Cusip 85207UAG
Bonds 129,000
Offering Price $100.000
Spread 1.50%
Cost $129,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.65%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Mizuho, RBC, Barclays, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 12/11/2013
Issuer Endo Finance Co. (ENDP 5.75% January 15, 2022 144A)
Cusip 29271LAA
Bonds 190,000
Offering Price $100.000
Spread 1.25%
Cost $190,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 4.18%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, JPMorgan, Morgan Stanley, RBC
Fund Pacholder High Yield Fund
Trade Date 12/11/2013
Issuer Societe Generale (SOCGEN FRN PERP December 18, 2023 144A)
Cusip 83367TBF
Bonds 200,000
Offering Price $100.000
Spread 1.05%
Cost $200,000
Dealer Executing Trade Societe Generale
% of Offering  purchased by firm 1.42%
Syndicate Members JPMorgan, Morgan Stanley, SG Americas, Banco Bilbao, ING, UniCredit
Fund Pacholder High Yield Fund
Trade Date 12/12/2013
Issuer Walter Investment Management Corp (WAC 7.875% December 15, 2021 144A)
Cusip 93317WAB
Bonds 103,000
Offering Price $100.000
Spread 2.00%
Cost $103,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.08%
Syndicate Members Barclays, Credit Suisse, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS
Fund Pacholder High Yield Fund
Trade Date 12/13/2013
Issuer Memorial Resource Development LLC/Memorial Resource Finance Corp. (MEMRES 10.00% December 15, 2018 144A)
Cusip 586053AA
Bonds 65,000
Offering Price $98.000
Spread 2.00%
Cost $63,700
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.84%
Syndicate Members BMO Capital, Citigroup, Wells Fargo, BofA Merrill Lynch, Barclays, BBVA, Capital One, Comerica, Credit Agricole, ING, JPMorgan, Mitsubishi UFJ, Natixis, RBC, RBS, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 12/13/2013
Issuer Roundy's Supermarkets (ROUNDY 10.25% December 15, 2020 144A)
Cusip 779270AG
Bonds 30,000
Offering Price $96.999
Spread 1.83%
Cost $29,100
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.40%
Syndicate Members Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/16/2013
Issuer Royal Bank of Scotland Group Plc (RBS 6.00% December 19, 2023)
Cusip 780097AZ
Bonds 86,000
Offering Price $99.098
Spread 0.40%
Cost $85,224
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 0.62%
Syndicate Members Credit Suisse, JPMorgan, Morgan Stanley, RBS, BMO, BNY Mellon, Capital One, CIBC, Citigroup, Danske, Mischler, RBC, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 12/18/2013
Issuer Darling Escrow Corp (DAR 5.375% January 15, 2022 144A)
Cusip 237264AA
Bonds 95,000
Offering Price $100.000
Spread 1.75%
Cost $95,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.73%
Syndicate Members BMO, Goldman Sachs, JPMorgan